Exhibit 10.3

                           SUBORDINATION AGREEMENT


     This SUBORDINATION AGREEMENT (this "Agreement") made as of November 27, 2006, by and between, TNK, INC. (f/k/a GIRLS' LIFE, INC.), a Maryland corporation (the "Creditor"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the "Bank").

                              R E C I T A L S

     Subject to, and in accordance with, that certain Credit Agreement dated November 27, 2006 (which Credit Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Credit Agreement"), by and between the Bank and Girls' Life Acquisition Corp., a Delaware corporation (the "Borrower"), the Bank has agreed to make a demand discretionary credit facility (the "Bank's Credit Facility") available to the Borrower. The Borrower's obligation to repay amounts drawn on the Bank's Credit Facility with interest is evidenced by the Borrower's Grid Note (which Grid Note, as the same may from time to time be extended, replaced, substituted for, amended, restated or otherwise modified, is herein called the "Bank's Grid Note") dated as of the date hereof, and payable to order of the Bank in the principal amount of the Bank's Credit Facility. Subject to, and in accordance with, that certain Term Loan Agreement dated November 27, 2006 (which Term Loan Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Loan Agreement"), by and between the Bank and the Borrower, the Bank has agreed to make a term loan (the "Bank's Term Loan") to the Borrower. The Borrower's obligation to pay the Bank's Term Loan with interest is evidenced by the Borrower's Term Note (which Term Note, as the same may from time to time be extended, replaced, substituted for, amended, restated or otherwise modified, is herein called the "Bank's Term Note") dated the date hereof, and payable to the Bank in the principal amount of the Bank's Term Loan. The prompt and punctual repayment of the Bank's Credit Facility and the Bank's Term Loan is secured by the security interest and continuing lien in and to all of the assets of the Borrower (the "Collateral"), more fully described in, and granted to the Bank by the Borrower pursuant to, that certain Security Agreement dated November 27, 2006 (which Security Agreement, as the same may be from time to time amended, restated, supplemented or otherwise modified the "Bank's Security Agreement"), by and between the Borrower and the Bank. Subject to and in accordance with that certain Guaranty Agreement dated November 27, 2006 (which Guaranty Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Bank's Guaranty"), by Karen Bokram (the "Guarantor") to the Bank, the Guarantor, has guaranteed, among other things, the prompt and punctual repayment of Bank's Credit Facility and the Bank's Term Loan. Subject to and in accordance with that certain Security Agreement dated as of November 27, 2006 (which Security Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Bank's Stock Pledge"), by and between the Guarantor and the Bank, the Guarantor, has granted a continuing lien and security interest in and to the capital stock of the Borrower (the "Stock"), in order to secure, among other things, the Guarantor's obligations under the Bank's Guaranty, and the prompt and punctual repayment of the Bank's Credit Facility and the Bank's Term Loan. The Creditor has agreed to make a loan (the "Creditor's Loan") to the Borrower. The Borrower's obligation to repay the Creditor's Loan with interest is evidenced by the Borrower's Secured Promissory Note (which Non-Negotiable Secured Promissory Note, as the same may from time to time be extended, replaced, substituted for, amended, restated or otherwise modified, is herein called the "Creditor's Note") dated as August 18, 2006, and payable to the Creditor in the principal amount of the Creditor's Loan. The prompt and punctual repayment of the Creditor's Loan in accordance with the Creditor's Note is secured by the security interest and continuing lien in and to the Collateral granted to the Creditor by the Borrower pursuant to, a certain Security Agreement dated November 27, 2006 (which Security Agreement, as the same may be from time to time amended, restated, supplemented or otherwise modified the "Creditor's Security Agreement"), by and between the Borrower and the Creditor. Subject to and in accordance with that certain Guaranty Agreement dated
November 27, 2006 (which Guaranty Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Creditor's Guaranty"), by the Guarantor to the Creditor, the Guarantor, has guaranteed, among other things, the prompt and punctual repayment of Creditor's Loan. Subject to and in accordance with that certain Stock Pledge Agreement dated as of August 18, 2006 (which Stock Pledge Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Creditor's Stock Pledge"), by and between the Guarantor and the Creditor, the Guarantor has granted a continuing lien and security interest in and to the Stock, in order to secure the prompt and punctual repayment of the Creditor's Loan.

     The Bank and the Creditor desire to set forth their agreement regarding the Bank's Obligations (hereinafter defined), the Creditor's Obligations (hereinafter defined), the Bank's Lien (hereinafter defined) and the Creditor's Lien (hereinafter defined).

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Creditor and the Bank agree as follows:

1. Recitals. The Creditor and the Bank acknowledge that the above Recitals are true and correct, and hereby incorporate the same by this reference into the body of this Agreement.

2.     Certain Definitions.

"Bank's Documents" as used herein means collectively and includes the Credit Agreement, the Bank's Grid Note, the Loan Agreement, Bank's Term Note, the Bank's Guaranty, the Bank's Security Agreement, the Bank's Stock Pledge and any other instrument, document or agreement both now and hereafter executed, delivered or furnished by the Borrower, the Guarantor or any other person evidencing, guaranteeing, securing or in connection with Bank's Credit Facility and the Bank's Term Loan.

"Bank's Lien" means collectively (a) the continuing lien and security interest granted by the Borrower to the Bank under the Bank's Security Agreement, (b) the continuing lien and security interest granted by the Guarantor to the Bank under the Bank's Stock Pledge, and (c) any and all liens and security interests of the Bank now existing or hereafter arising in the property of the Borrower.

"Bank's Obligations" means collectively and includes (a) all present and future indebtedness, liabilities and obligations of any kind and nature whatsoever of the Borrower to the Bank both now existing and hereafter arising under, as a result of, on account of, or in connection with, the Bank's Credit Facility and the Bank's Term Loan, including, without limitation, obligations for the repayment of the Bank's Term Loan, for the repayment of all amounts drawn on the Bank's Credit Facility, future advances, principal, interest, indemnities, fees, late charges, enforcement costs and other costs and expenses whether direct, contingent, joint, several, matured or unmatured; and (b) all present and future indebtedness, liabilities and obligations of any kind and nature whatsoever of the Guarantor to the Bank both now existing and hereafter arising under, as a result of, on account of, or in connection with, the Bank's Guaranty, including, without limitation, obligations for the guaranty of payment of the Bank's Term Loan, and the guaranty of payment of all amounts drawn on the Bank's Credit Facility.

"Creditor's Documents" means collectively and includes the Creditor's Note, the Creditor's Security Agreement, the Creditor's Guaranty, the Creditor's Stock Pledge and any other instrument, document or agreement both now and hereafter executed, delivered or furnished by the Borrower or any other person evidencing, guaranteeing, securing or in connection with the Creditor's
Loan.

"Creditor's Lien" means collectively (a) the continuing lien and security interest granted by the Borrower to the Creditor under the Creditor's Security Agreement, (b) the continuing lien and security interest granted by the Guarantor to the Creditor under the Creditor's Stock Pledge, and (c) any and all liens and security interests of the Creditor now existing or hereafter arising in the property of the Borrower.

"Creditor's Obligations" means collectively and includes (a) all present and future indebtedness, liabilities and obligations of any kind and nature whatsoever of the Borrower to the Creditor both now existing and hereafter arising under, as a result of, on account of, or in connection with, the Creditor's Loan, including, without limitation, obligations for the repayment of the Creditor's Loan, principal, interest, indemnities, fees, late charges, enforcement costs and other costs and expenses whether direct, contingent, joint, several, matured or unmatured; and (b) all present and future indebtedness, liabilities and obligations of any kind and nature whatsoever of the Guarantor to the Creditor both now existing and hereafter arising under, as a result of, on account of, or in connection with, the Creditor's Guaranty, including, without limitation, obligations for the guaranty of payment of the Creditor's Loan.

3. Debt Subordination. From the date hereof though and including August 16, 2007 (the "Subordination Period"), the Creditor hereby subordinates and postpones the payment of the Creditor's Obligations to the payment of the Bank's Obligations to the Bank. The Creditor agrees that during the Subordination Period the Bank's Obligations shall have priority in payment, right and remedy over the Creditor's Obligations, and except as otherwise herein provided, and without the prior written consent of the Bank, the Creditor shall not ask, demand, receive, accept, sue for, set off, collect or enforce the Creditor's Obligations (against either the Borrower or the Guarantor) or any part thereof or any collateral and security therefore, or permit the amendment of the Creditor's Documents, except amendments made under the terms of the Modification Agreement (hereinafter defined), without the prior written consent of the Bank. The Creditor agrees, that from the date hereof until the expiry of the Termination Period, that the Creditor will deliver to the Bank any and all monies received from the Borrower or the Guarantor in payment of the Creditor's Obligations, for the Bank's application to the Bank's Obligations in accordance with the Bank's Documents, other than amounts received pursuant to that certain Modification Agreement dated as of November 27, 2006, by and between the Borrower, the Creditor and Monarch Services, Inc. (which Modification Agreement, as the same may be from time to time amended, restated, supplemented or otherwise modified the "Modification Agreement") The Creditor agrees that any and all monies received from the Borrower or the Guarantor in payment of the Creditor's Obligations that is not yet delivered to the Bank in compliance with the previous sentence shall be deemed to be held in trust for thebenefit of the Bank.

4. Lien Subordination. The provisions of this Agreement shall apply notwithstanding the date, manner or order of perfection of the Bank's Lien and the Creditor's Lien, and notwithstanding any provisions of the Uniform Commercial Code, or any applicable law. Nothing herein shall modify or affect the relative priority of any interests of the Bank and the Creditor, now existing or hereafter arising, in and to any property of the Borrower other than the Collateral, or any property of the Guarantor other than the Stock. The Bank and the Creditor hereby irrevocably and unconditionally agree that the Creditor's Lien and any security interest, lien or claim that the Creditor may now or hereafter have or obtain in the Collateral and the Stock, is subordinate in all respects to the Bank's Lien and any security interest, lien or claim that the Bank may now or hereafter have or obtain in the Collateral and the Stock.

5. Standstill. The Creditor agrees that, at any time until the Bank's Obligations are indefeasibly paid in full, upon the delivery by the Bank of a notice to the Creditor that an Event of Default (as defined in the Loan Agreement) has occurred and remains continuing, the Creditor shall not, for a period ending one hundred eighty (180) days following the delivery of such notice: (a) demand payment of any of the Creditor's Obligations, (b) accelerate the maturity of any of the Creditor's Obligations, (c) exercise any rights or remedies or take any action or proceeding to collect or enforce any of the Creditor's Obligations, including without limitation, taking any action to foreclose on or dispose of the Collateral or the Stock, (d) join with any other creditor of the Borrower in filing any petition commencing any Bankruptcy petition against or in respect of the Borrower, (e) sell, assign, transfer or otherwise dispose of all or any part of the Creditor's Obligations, (f) receive or accept any collateral and security of any nature whatsoever for the Creditor's Obligations, or (g) amend or modify the Creditor's Documents.

6.     Reorganization, Bankruptcy.

     (a) The Creditor hereby acknowledges and agrees that this Agreement shall survive any Reorganization (hereinafter defined) and shall continue unimpaired and in full force and effect and shall apply with full force and effect. As used herein the term "Reorganization" means with respect to the Borrower during the Subordination Period, any filing, whether voluntary or involuntary, of any petition under the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations promulgated thereunder (the "Bankruptcy Code"), the bringing of any proceeding for the relief of Borrower, distribution of the assets of the Borrower upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Borrower or the readjustment of the liabilities of the Borrower or any assignment for the benefit of creditors or any marshaling of the assets or liabilities of the Borrower.

     (b) During the pendency of any Reorganization, the Creditor further agrees as follows:

          (i) If the Bank shall desire to permit the use by the Borrower of any of the Collateral that constitutes "cash collateral", under 11 U.S.C. S363 or any successor statute or similar statute, or to provide or permit post-petition financing to the Borrower, under 11 U.S.C. S364 or any successor statute or similar statute, the Creditor agrees that: (1) adequate notice to the Creditor shall he deemed to have been provided for such use of cash collateral or such postpetition financing if the Creditor receives notice thereof at least five
(5) business days prior to the earlier of any hearing on a request to approve such use of cash collateral or such post-petition financing, or (y) the date of entry of an order approving the same; and (2) no objection, directly or indirectly, will be raised by the Creditor to any such use of cash collateral or such postpetition financing on the grounds.

          (ii) No objection, directly or indirectly, will be raised by the Creditor to any motion by the Bank for relief from the automatic stay in any Reorganization (including the automatic stay under 11 U.S.C. S362 or any successor statute) to foreclose on, sell or otherwise realize upon the Collateral or to prohibit use of cash collateral.

          (iii) No objection, directly or indirectly, will be raised by the creditor to any sale or other disposition of the Collateral under 11 U.S.C. S363, or any successor statute, to which Bank has consented provided that any such sale is conducted in a commercially reasonable manner.

          (iv) The Creditor will proceed, if and only if directed by the Bank, to elect a trustee satisfactory to the Bank in any Reorganization.

          (v) The Creditor generally will not take any action in connection with any such Reorganization that the Creditor would not be permitted to take under this Agreement.

     (c) Any assets of the Borrower distributed, divided or applied by way of dividend or payment on account of the Creditor's Obligations or any securities issued on account of the Creditor's Obligations or the proceeds of any realization upon the same received by the Creditor during any Reorganization shall be received and held by the Creditor in trust, as trustee, for the benefit of the Bank and shall be delivered to the Bank for application to the Bank's Obligations until all of the Bank's Obligations (including, without limitation, all interest accruing thereon after the commencement of the Reorganization) have been paid in full, rendering any surplus to the Creditor. Until so delivered, the same shall be held in trust by the Creditor as the property of the Bank. The Creditor hereby assigns to the Bank all rights to any such payments or distributions, which the Bank may exercise in its name or in the name of the Creditor, and the Creditor agrees to execute and deliver such documents as reasonably may be required by the Bank to enable the Bank to enforce such claims.

     (d) In the event of any Reorganization, all of the Bank's Obligations shall first be paid in full in immediately available funds before any payment on account of or in respect of the Creditor's Obligations is made, and in any such proceeding any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable in respect of the Creditor's Obligations shall be paid or delivered directly to the Bank for application in payment of the Bank's Obligations, unless and until all of the Bank's Obligations shall have been paid and satisfied in full. To that end, in the event that upon any such Reorganization, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, or other property, shall be received by the Creditor before all of the Bank's Obligations are paid in full, such payment or distribution shall be immediately paid over to the Bank, for application to the payment of all of the Bank's Obligations remaining unpaid, until all of the Bank's Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution to the Bank.

     (e) The Creditor shall, in any Reorganization, file claims, proofs of claims and other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Creditor's Obligations. In the event that the Creditor fails to take such action within ten (10) days prior to the date upon which the filing of such claim would be barred, the Creditor does hereby irrevocably assign all claims of the Creditor to the Bank and irrevocably authorizes the Bank to file, prove and vote any and all claims in such proceedings on the Creditor's Obligations, and to accept and receive any payment or distribution, and to do any and all things and to execute all instruments necessary to effectuate the foregoing. To that end, the Creditor does hereby irrevocably appoint the Bank its attorney, with full power and authority in the name of the Creditor, or otherwise, upon the happening of any events hereinbefore in this paragraph stated, to file or present said claims and to receive and collect any and all dividends thereon and other benefits therefrom for the purpose aforesaid.

     (f) The Creditor hereby acknowledges and agrees that this Agreement shall survive any the commencement or filing of any proceedings by or against the Guarantor or any of the Guarantor's assets or properties under the provisions of any bankruptcy, debt reorganization or similar law for the relief of debtors (a "Bankruptcy Proceeding") and shall continue unimpaired and in full force and effect and shall apply with full force and effect.

     (g) During the pendency of any Bankruptcy Proceeding, the Creditor further agrees as follows:

          (i) No objection, directly or indirectly, will be raised by the Creditor to any motion by the Bank for relief from the automatic stay in any Bankruptcy Proceeding (including the automatic stay under 11 U.S.C. S362 or any successor statute) to foreclose on, sell or otherwise realize upon the Stock or to prohibit use of cash collateral.

          (ii) No objection, directly or indirectly, will be raised by the Creditor to any sale or other disposition of the Stock under 11 U.S.C. S363, or any successor statute, to which Bank has consented provided that any such sale is conducted in a commercially reasonable manner.

          (iii) The Creditor generally will not take any action in connection with any such Bankruptcy that the Creditor would not be permitted to take under this Agreement.

      (h) Any assets of the Guarantor distributed, divided or applied by way of dividend or payment on account of the Creditor's Obligations or any securities issued on account of the Creditor's Obligations or the proceeds of any realization upon the same received by the Creditor during any Bankruptcy Proceeding shall be received and held by the Creditor in trust, as trustee, for the benefit of the Bank and shall be delivered to the Bank for application to the Bank's Obligations until all of the Bank's Obligations (including, without limitation, all interest accruing thereon after the commencement of the Bankruptcy Proceeding) have been paid in full, rendering any surplus to the Creditor. Until so delivered, the same shall be held in trust by the Creditor as the property of the Bank. The Creditor hereby assigns to the Bank all rights to any such payments or distributions, which the Bank may exercise in its name or in the name of the Creditor, and the Creditor agrees to execute and deliver such documents as reasonably may be required by the Bank to enable the Bank to enforce such claims.

     (i) In the event of any Bankruptcy Proceeding, all of the Bank's Obligations shall first be paid in full in immediately available funds before any payment on account of or in respect of the Creditor's Obligations is made, and in any such proceeding any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable in respect of the Creditor's Obligations shall be paid or delivered directly to the Bank for application in payment of the Bank's Obligations, unless and until all of the Bank's Obligations shall have been paid and satisfied in full. To that end, in the event that upon any such Bankruptcy Proceeding, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, or other property, shall be received by the Creditor before all of the Bank's Obligations are paid in full, such payment or distribution shall be immediately paid over to the Bank, for application to the payment of all of the Bank's Obligations remaining unpaid, until all of the Bank's Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution to the Bank.

     (j) The Creditor shall, in any Bankruptcy Proceeding, file claims, proofs of claims and other instruments of similar character necessary to enforce the obligations of the Guarantor in respect of the Creditor's Obligations. In the event that the Creditor fails to take such action within ten (10) days prior to the date upon which the filing of such claim would be barred, the Creditor does hereby irrevocably assign all claims of the Creditor to the Bank and irrevocably authorizes the Bank to file, prove and vote any and all claims in such proceedings on the Creditor's Obligations, and to accept and receive any payment or distribution, and to do any and all things and to execute all the instruments necessary to effectuate the foregoing. To that end, the Creditor does hereby irrevocably appoint the Bank its attorney, with full power and authority in the name of the Creditor, or otherwise, upon the happening of any events hereinbefore in this paragraph stated, to file or present said claims and to receive and collect any and all dividends thereon and other benefits therefrom for the purpose aforesaid.

7. Notice. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when delivered by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, at the respective addresses indicated on Schedule A attached hereto, or to such other address as any party hereto may hereinafter designate in writing to the other parties.

8. Governing Law, etc. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Maryland, both in interpretation and performance. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any of the other provisions of this Agreement which shall remain effective. This Agreement constitutes the complete and exclusive expression of the terms of the agreement between the parties, and supersedes all prior or contemporaneous communications between the parties relating to the subject matter of this Agreement. The parties further agree that this Agreement may not in any way be explained or supplemented by a prior or existing course of dealings between the parties or by any other prior performance between the parties pursuant to this Agreement or otherwise, and no course of dealing between the Bank and the Creditor shall be effective to amend, modify or change any provision of this Agreement. No amendment to this Agreement shall be effective unless it is in writing and signed by duly authorized representatives of each of the parties hereto. The Creditor represents and warrants that it has full power and authority to execute, deliver and perform its obligations under this Agreement, and that this Agreement has been duly authorized, executed and delivered and is a legal, valid and binding obligation of the Creditor enforceable in accordance with its terms. The Creditor (a) consents and submits to the jurisdiction and venue of any state or federal court sitting in the State of Maryland over any suit, action or proceeding arising out of or relating to, or in connection with, this Agreement, (b) waives, to the fullest extent permitted by law, any objection, that it, now or hereafter may have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (c) consents to the service of process in any such suit, action or proceeding in any such court by the mailing of copies of such process to the Creditor, respectively, by certified or registered mail at the respective addresses indicated on Schedule A attached hereto. THE CREDITOR AND THE BANK SPECIFICALLY WAIVE THE RIGHT TO TRIAL BY
JURY IN RESOLVING ANY CLAIM OR COUNTERCLAIM RELATED TO THIS AGREEMENT.


                SIGNATURE PAGE TO SUBORDINATION AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under their respective seals by their duly authorized officers of the day and year first above written.

WITNESS/ATTEST:        TNK, INC.
                       BY: /s/ A. Eric Dott (Seal)
--------------------       -----------------
                       President
--------------------   ---------------------
(Name)                    (Name) (Title)


                       MANUFACTURERS AND TRADERS TRUST COMPANY
                       BY: /s/ Marj Gaffin (Seal)
---------------------  --------------------
---------------------  Mark Gaffin, Vice President
(Name)


STATE OF MARYLAND, Co, of Balto, TO WIT:

     I HEREBY CERTIFY that on this 28th day of November, 2006, before me, a Notary Public of said State, personally appeared A. Eric Dott, who acknowled-ged himself/herself to be the President of TNK, Inc., a Maryland corporation, known to me (or satisfactorily proven) to be the person whose name is sub-scribed to the foregoing instrument and acknowledged that he/she executed to same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself/herself as President.

        WITNESS my hand and Notarial Seal.


               Notary Public/s/ Joyce E. Rouston
                             -------------------

My Commission Expires: Mar 1, 2010